EXHIBIT 10.2a

                   FIRST AMENDMENT TO THE EMPLOYMENT AGREEMENT
                    BETWEEN PINNACLE WEST CAPITAL CORPORATION
                     AND RICHARD SNELL, DATED MARCH 28, 1991


WHEREAS, PINNACLE WEST CAPITAL CORPORATION, an Arizona corporation (the "Company") and RICHARD SNELL (the "Employee") entered into an employment agreement on March 28, 1991, effective as of February 5, 1990 (the "Agreement"), pursuant to which the Company retained the services of the Employee as President and Chief Executive Officer for a period of five years; and

WHEREAS, the Company now desires to continue to have the right to the services of the Employee in such capacities for an additional period of two years and the Employee is willing to continue his employment; and

WHEREAS, the Company and the Employee desire to amend the Agreement to extend its term for an additional two years and to clarify the right of the Employee to receive pension benefits which are equivalent to the pension benefits available to officers of the Company generally; and

NOW, THEREFORE, in consideration of the foregoing, the parties hereby agree as follows:

         1. This Amendment shall amend only the provisions of the Agreement as set forth herein and those provisions not expressly amended hereby shall remain in full force and effect.

         2.       Section 2.1(a) is hereby amended to read as follows:

         (a) The Employee shall be employed by the Company for the duties as set forth in Section 1 for the two (2) year period commencing on February 5, 1995, and ending on February 5, 1997, (the "Employment Term"), unless the employment of the Employee terminates earlier in accordance with the provisions of this Employment Agreement.

         3.       Section 3.3(c) is hereby amended to read as follows:

         (c) The Company shall pay to the Employee a supplemental pension benefit equal to the amount which the Employee would be entitled to receive as an officer of the Company under the benefit formula set forth under the terms and provisions of the Pinnacle West Capital Corporation Supplemental Excess Benefit Retirement Plan (the "Excess Benefit Plan") determined in accordance with the following assumptions:

                           (1) The Employee's  "Years of Service" (as defined in
                  the Excess  Benefit  Plan) shall be assumed to be  twenty-nine
                  (29) as of Februrary 5, 1990, and the Employee shall be credited with an additional Year of Service for each year of employment with the Company after that date;
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                           (2) The benefit shall be computed  without  regard to
                  any legal limitation and compensation that may be considered as pensionable earnings under the Code or ERISA, without regard to any legal limitation on benefits under the Code,
                  including   Code   Sections   401(a)(7)   and   415   and  the
                  corresponding   provisions   of  the  Pinnacle   West  Capital
                  Corporation Employees' Retirement Plan (the "Returement Plan") and without regard to whether the employee is vested in his benefits under the Retirement Plan;

                           (3) The  benefit  would be computed  considering  the
                  amounts payable under Section 3.1 and/or 3.2 here and above as pensionable earnings;

                           (4) Any  amounts  payable to the  Employee  under the
                  Retirement Plan and under Excess Benefit Plan based on the Employee's actual period of service and pensionable earnings shall be subtracted from the amount payable pursuant to this
                  Section  3.3(c),  so that there is no duplication of benefits;
                  and

                           (5) The benefit  payable  under this  Section  3.3(c)
                  shall be paid in the same form as the benefit payable under the Excess Benefit Plan.

         The benefit payable hereunder may be paid, in the sole discretion of the Company, from the Company's general assets or under a separate funding vehicle.

         4.       This Amendment shall be effective as of February 5, 1995.

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         IN WITNESS  WHEREOF,  the  Company  has  caused  this  Amendment  to be executed by its duly authorized officers, and the Employee has executed this Amendment this 31st day of March, 1995.

                                               PINNACLE WEST CAPITAL CORPORATION


                                               By   H. B. Sargent
                                               ---------------------------------
                                                 Its Executive Vice President
                                               ---------------------------------

ATTEST:


By   Faye Widenmann
- - ---------------------------
         Its Secretary
- - ---------------------------
                                               EMPLOYEE


                                               Richard Snell
                                               ---------------------------------
                                               Richard Snell